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                                                                   Exhibit 10(g)

                                                                  EXECUTION COPY


                                SECOND AMENDMENT
                            Dated as of May 31, 1995
                                       to
                               SECURITY AGREEMENT
                            Dated as of May 11, 1993


                 This SECOND AMENDMENT TO SECURITY AGREEMENT dated as of May 31, 1995 (this "Amendment") is entered into by and among OHM Corporation, an Ohio corporation ("OHM"), OHM Remediation Services Corp., an Ohio corporation ("Remediation", and together with OHM, the "Borrowers"), and Bank of America Illinois ("BAI"), as issuing and paying agent (in such capacity, the "Issuing and Paying Agent") on behalf of the "Banks" parties to the "Credit Agreement" referred to below.


                             PRELIMINARY STATEMENT:

                 A. The Borrowers entered into that certain Revolving Credit Agreement dated as of May 11, 1993 (as previously amended and otherwise modified, the "Prior Credit Agreement") with the financial institutions from time to time party thereto, BAI (formerly known as Continental Bank N.A.) in its separate capacities as the administrative agent and issuing bank thereunder, and Citicorp USA, Inc. ("Citicorp"), in its capacity as agent thereunder.

                 B. In connection with the Prior Credit Agreement, the Borrowers and Analytical Services Corp., an affiliate of the Borrowers, executed that certain Security Agreement dated as of May 11, 1993 (as previously amended and otherwise modified, the "Security Agreement") in favor of the "Administrative Agent" thereunder.

                 C. The Prior Credit Agreement has been substituted and replaced by that certain Revolving Credit Agreement dated as of May 31, 1995 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Borrowers, the financial institutions from time to time party thereto as banks (the "Banks"), the Issuing and Paying Agent and Citicorp, in its capacity as administrative agent (the "Administrative Agent") for the Banks.

                 D. In connection with the Credit Agreement, the Borrowers, the Banks, the Issuing and Paying Agent and the Administrative Agent have agreed that the Security Agreement is to be amended as set forth herein.

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                 E.       Capitalized terms used herein and not otherwise
defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

                 NOW, THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                 SECTION 1.       AMENDMENTS TO THE SECURITY AGREEMENT.

                 1.1 General Definitions. Capitalized terms used in the Security Agreement and defined in the Credit Agreement shall have the respective meanings ascribed to such terms in the Credit Agreement.

                 1.2 Replaced Terms. As used in the Security Agreement, each of the following terms shall be deemed to be replaced as follows:

                          (a) The term Administrative Agent shall be replaced by and shall mean and be a reference to the term Issuing and Paying Agent.

                          (b) The term Agent shall be replaced by and shall mean and be a reference to the term Administrative Agent.

                          (c) The term Continental shall be replaced by and shall mean and be a reference to the term BAI.

                          (d) The term Issuing Bank shall be replaced by and shall mean and be a reference to the term Issuing Banks.

                 1.3  Other Changes.

                          (a) As used in the Security Agreement, the term Co-Agents shall refer to the Issuing and Paying Agent and the Administrative Agent.

                          (b) Each reference in the Security Agreement to Analytical Services Corp. (and each provision in the Security Agreement relating solely to Analytical Services Corp.) shall be deleted in its entirety.

                          (c) Each reference in the Security Agreement to the Credit Agreement shall mean and be a reference to the Credit Agreement as defined herein, and each reference in the Security Agreement to a section or provision of the Prior Credit Agreement shall mean and be a reference to the corresponding section or provision of the Credit Agreement.



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                          (d)  Each reference in the Security Agreement to the
         Grantors shall mean and be a reference to the Borrowers.

                          (e) Section 8(c) of the Security Agreement is amended by deleting the first sentence thereof and substituting therefor the following:

                                  "Notwithstanding anything contained herein to
                 the contrary, upon (i) the occurrence and during the continuance of an Event of Default, or (ii) during any Secured Period, (A) any loss, damage or destruction of any Inventory or Equipment in excess of 2.5% of Net Worth in any one occurrence or in any related series of occurrences, or (B) any loss, damage or destruction of any Inventory or Equipment in excess of 2.5% of Net Worth in any twelve-month period in the aggregate, then (1) in the case of clause (i) above, all insurance payments in respect of loss, damage or destruction of Equipment or Inventory, (2) in the case of clause (ii)(A) above, any insurance proceeds in respect of such lost, damaged or destroyed Equipment or Inventory, and (3) in the case of clause (ii)(B) above, all insurance proceeds in excess of such amount paid in respect of losses occurring in such twelve-month period, shall, in each case, be paid to the Issuing and Paying Agent and, at the Issuing and Paying Agent's sole option, may be applied by the Issuing and Paying Agent (after deducting from such proceeds the expenses, if any, incurred by the Issuing and Paying Agent in the collection of handling thereof) as specified in Section 14(b)."

                          (f) The Schedule to the Security Agreement is amended and restated in its entirety as set forth on Annex I hereto.


                 SECTION 2. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants that each of the representations and warranties set forth in Section 5 of the Security Agreement are true and correct on and as of the Effective Date of the Credit Agreement as if made on and as of such date.


                 SECTION 3.  EFFECT ON THE SECURITY AGREEMENT.

                 3.1 Upon the effectiveness of this Amendment, each reference in the Security Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Security Agreement as amended hereby, and each reference to the Security Agreement in any of the Transaction Documents and any other document, instrument or



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agreement executed and/or delivered in connection with the Security Agreement shall mean and be a reference to the Security Agreement as amended hereby.

                 3.2 Except as specifically set forth herein, the Security Agreement shall remain in full force and effect and is hereby ratified and confirmed. Without limiting the generality of the foregoing, each of the Borrowers hereby acknowledges and agrees that the grant of Liens and security interests contained in the Security Agreement shall run in favor of the Issuing and Paying Agent for the benefit of itself, the Banks and the Administrative Agent, and shall constitute security for the prompt payment and performance of the Obligations under the Credit Agreement and the other Transaction Documents.

                 3.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Issuing and Paying Agent under the Security Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.


                 SECTION 4. EXECUTION IN COUNTERPARTS. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.


                 SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.



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                 SECTION 6.  SECTION TITLES.  Section titles in this Amendment are included herein for convenience of reference only and shall not affect in any way the interpretation of any of the provisions hereof.


                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first written above.

                                                  OHM CORPORATION


Attest:                                           By____________________________
                                                    Title:  Treasurer

________________________
Secretary

                                                  OHM REMEDIATION SERVICES CORP.


                                                  By____________________________
                                                    Title:  Treasurer



                                                  BANK OF AMERICA ILLINOIS, as
                                                    Issuing and Paying Agent


                                                  By____________________________
                                                    Title:  Vice President



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
                                    ANNEX I
                                       TO
                                SECOND AMENDMENT


                                    SCHEDULE
                                       to
                               SECURITY AGREEMENT


Grantor                                    Location of Chief Executive Office
-------                                    ----------------------------------
OHM Corporation                            16406 U.S. Route 224 East
                                           Findlay, Ohio  45840

OHM Remediation Services                   16406 U.S. Route 224 East
   Corp.                                   Findlay, Ohio  45840

     Records Concerning
     Accounts also kept at:                200 Horizon Center Boulevard
                                           Trenton, New Jersey  08691-1904

                                           5335 Triangle Parkway
                                           Suite 450
                                           Norcross, Georgia  30092

                                           5371 West Las Positas Boulevard
                                           Pleasanton, California  94588

     Trade Names:                          OHM
                                           O.H. Materials Corp.
                                           OHM Corporation the Environmental
                                             Service Company



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